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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      OCTOBER 1, 1996

                           SONUS PHARMACEUTICALS, INC.

               (Exact name of Registrant as specified in charter)

        DELAWARE                   0-26866                      95-4343413
(State or other jurisdiction     (Commission                 (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)

          22026 20TH AVENUE, S.E., SUITE 102, BOTHELL, WASHINGTON 98021
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:    (206) 487-9500

                                 NOT APPLICABLE

         (Former name or former address, if changed, since last report)

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ITEM 5. OTHER EVENTS

 On October 1, 1996, SONUS Pharmaceuticals, Inc. (the "Company" or "SONUS") and Abbott Laboratories, Inc. ("Abbott") entered into a strategic alliance agreement with respect to EchoGen(R), a proprietary ultrasound contrast agent developed by SONUS, for cardiology and radiology uses, that will expand Abbott's licensed territory to include the following: Europe, Latin America, Canada, Middle East, Africa, and certain Asia/Pacific Rim countries. Under the agreement, SONUS has primary responsibility for clinical development and regulatory affairs for EchoGen(R) in the European Community (EC). Abbott assumes primary responsibility for all marketing, sales, and technical support of EchoGen(R) throughout the international territory, and all necessary clinical development and regulatory affairs in the international territory outside the EC. SONUS has retained certain co-promotion rights to EchoGen(R) in the major countries of the international territory.

 Under the agreement, Abbott has agreed to pay SONUS $34.6 million in license and milestone payments for the international territory, a portion of which will be credited against future royalties. In addition, Abbott has agreed to pay SONUS a royalty that ranges from 36% to 42% of EchoGen(R) net sales based on annual sales, which includes the cost of the product. The agreement spans the life of the patents relating to EchoGen(R) in the countries of the territory.

ITEM 7.        FINANCIAL STATEMENTS,PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (A)           Financial Statements

               Not Applicable

 (B)           Pro Forma Financial Information

               Not Applicable

 (C)           Exhibits
               Number               Description
               ------               -----------

               10.28 International License Agreement between Abbott Laboratories, Inc. and SONUS Pharmaceuticals, Inc., dated October 1, 1996.

               99.1                 Press Release, dated October 7, 1996.


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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SONUS PHARMACEUTICALS, INC.

Date:  October 8, 1996                           By:      /s/ Gregory Sessler
                                                      -----------------------
                                                      Gregory Sessler,
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX

        Exhibit Number       Description

               10.28 International License Agreement between Abbott Laboratories, Inc. and SONUS Pharmaceuticals, Inc., dated October 1, 1996.

               99.1          Press Release, dated October 7, 1996.


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